UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2025

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

Effective upon the filing of this report, the one share of Series A Preferred Stock issued on April 17, 2025, by Citius Pharmaceuticals, Inc. (the “Company”), will automatically be redeemed, pursuant to its terms. Upon the redemption, the holder of the Series A Preferred Stock will receive aggregate consideration of $100, which was the original purchase price of the Series A Preferred Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2025, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to increase the authorized shares from 26,000,000 to 260,000,000 and increase the authorized common shares, par value $0.001 per share, from 16,000,000 to 250,000,000 (the “Amendment”). The Amendment was approved by the Company’s stockholders at a special meeting of stockholders that was held on June 9, 2025 (the “Special Meeting”) and became effective upon filing with the State of Nevada.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, stockholders approved an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of capital stock from 26,000,000 to 260,000,000 and the authorized number of common shares from 16,000,000 to 250,000,000 (the “Amendment”). The vote for the Amendment was 547,138,179 shares “FOR”, 457,549,494 shares “AGAINST”, 520,782 shares abstaining and no broker non-votes.

As previously described in in the Company’s proxy statement for the Special Meeting, the holder of record of the one outstanding share of the Company’s Series A Preferred Stock was entitled to cast 1,000,000,000 votes but had the right to vote only on the Amendment. Per the terms of the Series A Preferred Stock, the Series A Preferred Stock votes were cast automatically in the same “mirrored” proportion as the aggregate votes cast “FOR” and “AGAINST” the Amendment by the holders of common stock who voted on the Amendment (but excluding any abstentions, broker non-votes, and shares of common stock that were not voted “FOR” or “AGAINST” the Amendment for any reason).

At the Special Meeting, stockholders were to vote to approve the adjournment of the Special Meeting, and any adjournment or postponement thereof, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the Amendment. With the approval of the Amendment by the stockholders, the adjournment proposal became moot.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Citius Pharmaceuticals, Inc. dated June 9, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: June 9, 2025	/s/ Leonard Mazur
Leonard Mazur
Chairman and Chief Executive Officer

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